Money Market Funds	Prospectus Supplement

UBS Select Prime Institutional Fund
Supplement to the Prospectus
Dated August 27, 2010

July 29, 2011

Dear Investor:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) has decided to continue a voluntary fee waiver reducing fund expenses for UBS Select Prime Institutional Fund (the “fund”), rather than phase it out, which was a potential option that had been indicated in a previous prospectus supplement. UBS Global AM will waive 0.02% of the fund’s management fees until at least August 31, 2011. After that time, the waiver will either be extended further (at either this rate or a different level), or be phased out by decreasing it by 0.01% per week until the voluntary waiver expires in September. Any extension would be announced in a subsequent prospectus supplement or in the annual prospectus update done at the end of August. Therefore, the first full paragraph on page 37 of the prospectus, in the section captioned “Management – Advisory and administration fees,” is replaced with the following:

UBS Global AM may voluntarily waive fees from time to time. For example, UBS Global AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive a portion of its fees. Waivers may impact a fund’s performance. With respect to UBS Select Prime Institutional Fund, UBS Global AM will voluntarily waive 0.02% of its management fees until August 31, 2011. As a result, the total ordinary annual fund operating expenses for this fund will be reduced to 0.16% through August 31, 2011, at which point this voluntary waiver will be phased out at a rate of 0.01% per week (unless further extended – either at this or a different rate).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-497